                                                                       EXHIBIT 1


                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS


M. Bernard Aidinoff                  Sullivan & Cromwell
                                     125 Broad Street
                                     New York, New York  10004

Lloyd M. Bentsen                     2600 Texas Commerce Tower
                                     600 Travis Street
                                     Suite 2600
                                     Houston, Texas 77002

Marshall A. Cohen                    Cassels, Brock & Blackwell
                                     40 King Street West, 20th Floor
                                     Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.               P.O. Box 218
                                     Alexander, New York  14005

Martin Feldstein                     National Bureau of Economic
                                       Research, Inc.
                                     1050 Massachusetts Avenue
                                     Cambridge, Massachusetts  02138

Leslie L. Gonda                      International Lease Finance
                                       Corporation
                                     1999 Avenue of the Stars
                                     Los Angeles, California  90067

Evan G. Greenberg                    American International Group, Inc.
                                     70 Pine Street
                                     New York, New York 10270

M. R. Greenberg                      American International Group, Inc.
                                     70 Pine Street
                                     New York, New York  10270

Carla A. Hills                       Hills & Company
                                     1200 19th Street, N.W. - 5th Fl.
                                     Washington, DC  20036

Frank Hoenemeyer                     7 Harwood Drive
                                     Madison, New Jersey  07940








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Edward E. Matthews                   American International Group, Inc.
                                     70 Pine Street
                                     New York, New York 10270

Dean P. Phypers                      220 Rosebrook Road
                                     New Canaan, Connecticut  06840

John J. Roberts                      American International Group, Inc.
                                     70 Pine Street
                                     New York, New York 10270

Thomas R. Tizzio                     American International Group, Inc.
                                     70 Pine Street
                                     New York, New York 10270

Edmund S. W. Tse                     American International Assurance
                                     Co., Ltd.
                                     1 Stubbs Road
                                     Hong Kong








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                       AMERICAN INTERNATIONAL GROUP, INC.

                   OFFICERS' NAME, TITLE AND BUSINESS ADDRESS


M.R. Greenberg                        Chairman & Chief Executive Officer
 70 Pine Street
 New York, New York  10270

Thomas R. Tizzio                      President
 70 Pine Street
 New York, New York  10270

Edward E. Matthews                    Vice Chairman - Investments &
 70 Pine Street                                       Financial Services
 New York, New York  10270

John J. Roberts                       Vice Chairman - External Affairs
 70 Pine Street
 New York, New York  10270

Edwin A.G. Manton                     Senior Advisor
 70 Pine Street
 New York, New York  12070

Ernest E. Stempel                     Senior Advisor
 70 Pine Street
 New York, New York  10270

Evan G. Greenberg                     Executive Vice President -
 70 Pine Street                        Foreign General Insurance
 New York, New York  10270

Robert B. Sandler                     Executive Vice President & Senior
 70 Pine Street                        Casualty Actuary & Senior Claims
 New York, New York  10270             Officer

Howard I. Smith                       Executive Vice President, Chief
 70 Pine Street                        Financial Officer & Comptroller
 New York, New York  10270


Edmund S.W. Tse                       Executive Vice President -
American International                 Life Insurance
 Assurance Co., Ltd.
 1 Stubbs Road
 Hong Kong





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Ronald J. Anderson                   Senior Vice President -
 AIU KK                               Foreign General Insurance
 CPO Box 953
 Tokyo, 100-91

Lawrence W. English                  Senior Vice President -
 70 Pine Street                       Administration
 New York, New York  10270

Axel Freudmann                       Senior Vice President - Human
 72 Wall Street                       Resources
 New York, New York  10270

John G. Hughes                       Senior Vice President -
 70 Pine Street                       Worldwide Claims
 New York, New York  10270

L. Oakley Johnson                    Senior Vice President -
 1455 Pennsylvania Ave.               Corporate Affairs
 Suite 900
 Washington, DC  20004

Kevin H. Kelley                      Senior Vice President -
Lexington Insurance Company           Domestic General Insurance
 200 State Street
 Boston, MA  02109

Win J. Neuger                        Senior Vice President & Chief
 70 Pine Street                       Investment Officer
 New York, New York  10270

R. Kendall Nottingham                Senior Vice President - Life
 American Life Insurance Company      Insurance
 1 ALICO Plaza
 Wilmington, DE  19899

Robert J. O'Connell                  Senior Vice President - Life
 70 Pine Street                       Insurance
 New York, New York  10270

Petros K. Sabatacakis                Senior Vice President -
 70 Pine Street                       Financial Services
 New York, New York  10270

B. Michael Schlenke                  Senior Vice President -
 70 Pine Street                       Domestic General Insurance
 New York, New York  10270







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Martin J. Sullivan                   Senior Vice President -
 70 Pine Street                       Foreign General Insurance
 New York, New York 10270

Stephen Y.N. Tse                     Senior Vice President
 70 Pine Street
 New York, New York  10270

Edward Cloonan                       Vice President - Corporate
 70 Pine Street                       Affairs
 New York, New York 10270

Hamilton C. Da Silva                 Vice President - Foreign
 70 Pine Street                       General Insurance
 New York, New York  10270

Florence A. Davis                    Vice President & General
 70 Pine Street                       Counsel
 New York, New York  10270

William N. Dooley                    Vice President & Treasurer
 70 Pine Street
 New York, New York  10270

William A. Freda                     Vice President - Foreign
 70 Pine Street                       General Claims
 New York, New York  10270


David M. Hupp                        Vice President - Domestic
 70 Pine Street                       General Insurance
 New York, New York  10270

Thomas G. Kaiser                     Vice President - Foreign
 70 Pine Street                       General Insurance
 New York, New York  10270

Jeffrey M. Kestenbaum                Vice President - Foreign
 70 Pine Street                       General Insurance
 New York, New York  10270

Robert E. Lewis                      Vice President & Chief Credit
 70 Pine Street                       Officer
 New York, New York  10270

Richard Merski                       Vice President - Corporate
 1455 Pennsylvania Avenue             Affairs
 Suite 900
 Washington, DC 20004





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Christian M. Milton                  Vice President - Reinsurance
 99 John Street
 New York, New York  10038

Nicholas A. O'Kulich                 Vice President - Life
 70 Pine Street                       Insurance
 New York, New York  10270

Douglas A. Paul                      Vice President - Strategic
 70 Pine Street                       Planning
 New York, New York  10270

Frank Petralito II                   Vice President & Director of
 70 Pine Street                       Taxes
 New York, New York  10270

Theodore Rupley                      Vice President - Domestic
 70 Pine Street                       General Insurance
 New York, New York 10270

Kathleen E. Shannon                  Vice President, Secretary &
 70 Pine Street                       Associate General Counsel
 New York, New York  10270

Joseph C. Smetana, Jr.               Vice President - Foreign
 70 Pine Street                       General Insurance
 New York, New York  10270

Joseph Umansky                       Vice President & Deputy
 70 Pine Street                       Comptroller
 New York, New York  10270

William Vinck                        Vice President & Chief
 70 Pine Street                       Information Officer
 New York, New York 10270

Nicholas C. Walsh                    Vice President - Foreign
 AIG Europe (U.K.) Limited            General Insurance
 120 Fenchurch Street
 London, England EC3M 5BP

John T. Wooster, Jr.                 Vice President  -
 72 Wall Street                       Communications
 New York, New York  10270








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                        STARR INTERNATIONAL COMPANY, INC.

                              OFFICERS & DIRECTORS


Houghton Freeman                     1880 Mountain Road, #14
Director                             Stowe, Vermont 05672

Evan G. Greenberg                    70 Pine Street
Director                             New York, New York  10270

Maurice R. Greenberg                 70 Pine Street
Director & Chairman of               New York, New York  10270
the Board

Joseph C.H. Johnson                  American International Building
Executive Vice President             Richmond Road
 & Treasurer                         Pembroke 543 Bermuda

Edwin A.G. Manton                    70 Pine Street
Director                             New York, New York  10270

Edward E. Matthews                   70 Pine Street
Director                             New York, New York  10270

L. Michael Murphy                    American International Building
Director & Secretary                 Richmond Road
                                     Pembroke  543 Bermuda

John J. Roberts                      70 Pine Street
Director                             New York, New York  12070

Robert M. Sandler                    70 Pine Street
Director                             New York, New York  10270

Ernest E. Stempel                    70 Pine Street
Director & President                 New York, New York  10270

Thomas R. Tizzio                     70 Pine Street
Director                             New York, New York  10270

Edmund S.W. Tse                      1 Stubbs Road
Director                             Hong Kong






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                              THE STARR FOUNDATION

                              OFFICERS & DIRECTORS


M.R. Greenberg                       70 Pine Street
Director and Chairman                New York, New York  10270

T.C. Hsu                             70 Pine Street
Director and President               New York, New York  10270

Marion Breen                         70 Pine Street
Director and Vice President          New York, New York  10270

John J. Roberts                      70 Pine Street
Director                             New York, New York  10270

Ernest E. Stempel                    70 Pine Street
Director                             New York, New York  10270

Houghton Freeman                     1880 Mountain Road, #14
Director                             Stowe, Vermont  05672

Edwin A.G. Manton                    70 Pine Street
Director                             New York, New York  10270

Gladys Thomas                        70 Pine Street
Vice President                       New York, New York  10270

Frank Tengi                          70 Pine Street
Treasurer                            New York, New York  10270

Ida Galler                           70 Pine Street
Secretary                            New York, New York  10270

                             C.V. STARR & CO., INC.

                              OFFICERS & DIRECTORS


Houghton Freeman                     1880 Mountain Road, #14
Director & Senior Vice               Stowe, Vermont  05672
President

Maurice R. Greenberg                 70 Pine Street
Director, President &                New York, New York  10270
Chief Executive Officer

Edwin A.G. Manton                    70 Pine Street
Director                             New York, New York  10270

Edward E. Matthews                   70 Pine Street
Director, Senior Vice                New York, New York  10270
President & Secretary

John J. Roberts                      70 Pine Street
Director & Senior Vice               New York, New York  10270
President

Robert M. Sandler                    70 Pine Street
Director & Vice President            New York, New York  10270

Howard I. Smith                      70 Pine Street
Director & Vice President            New York, New York  10270

Ernest E. Stempel                    70 Pine Street
Director & Senior Vice               New York, New York  10270
President

Thomas R. Tizzio                     70 Pine Street
Director & Vice President            New York, New York  10270

Edmund S.W. Tse                      1 Stubbs Road
Director and Vice President          Hong Kong

Stephen Y.N. Tse                     70 Pine Street
Director & Vice President            New York, New York  10270

Gary Nitzsche                        70 Pine Street
Treasurer                            New York, New York  10270





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                    AMERICAN INTERNATIONAL INSURANCE COMPANY

                                    DIRECTORS


Florence A. Davis                      70 Pine Street
                                       New York, New York  10270

Maurice Raymond Greenberg              70 Pine Street
                                       New York, New York 10270

Jacob Ernest Hansen                    505 Carr Road
                                       Wilmington, Delaware 19809

Edwin Alfred Greenville Manton         70 Pine Street
                                       New York, New York 10270

Edward Easton Matthews                 70 Pine Street
                                       New York, New York 10270

Win Jay Neuger                         70 Pine Street
                                       New York, New York 10270


Robert John O'Connell                  80 Pine Street
                                       New York, New York 10005


Glenn A. Pfeil                         505 Carr Road
                                       Wilmington, Delaware 19899

Robert Michael Sandler                 70 Pine Street
                                       New York, New York 10270

Howard Ian Smith                       70 Pine Street
                                       New York, New York 10270

Ernest Edward Stempel                  70 Pine Street
                                       New York, New York 10270

Thomas Ralph Tizzio                    70 Pine Street
                                       New York, New York  10270





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David James Walsh                      70 Pine Street
                                       New York, New York 10270

                    AMERICAN INTERNATIONAL INSURANCE COMPANY

                   OFFICERS' NAME, TITLE AND BUSINESS ADDRESS



Jacob Ernest Hansen                   President
 505 Carr Road
 Wilmington, Delaware 19809

Edward Easton Matthews                Senior Vice President
 70 Pine Street
 New York, New York 10270

David James Walsh                     Director
 70 Pine Street
 New York, New York 10270

Esta L. Cain                          Vice President & General Counsel
 505 Carr Road
 Wilmington, Delaware 19809

John Garniner Colona                  Vice President
 505 Carr Road
 Wilmington, Delaware 19809

Glenn A. Pfeil                        Vice President
 505 Carr Road
 Wilmington, Delaware 19809

Donald W. Procopio                    Vice President & Actuary
 505 Carr Road
 Wilmington, Delaware 19809

Gary L. Willoughby                    Vice President
 505 Carr Road
 Wilmington, Delaware 19809

Glen A. Pfeil                         Treasurer & Comptroller
 505 Carr Road
 Wilmington, Delaware

Elizabeth Margaret Tuck               Secretary
 70 Pine Street
 New York, New York  10270